UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

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UNIROYAL GLOBAL ENGINEERED PRODUCTS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-50081	65-1005398
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1800 2nd Street, Suite 970
Sarasota, FL 34236
(Address of principal executive offices)

(941) 906-8580
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The registrant held its annual meeting of stockholders on June 8, 2017.  At the meeting the following actions were taken by the stockholders:

Howard R. Curd, Edmund C. King and John E. Scates were elected as directors for a one-year term.  Each nominee was elected as director with the following vote:

:

Director	Votes in Favor	Votes Opposed	Broker Non- Votes	Disposition
Election of directors:

Howard R. Curd	48,340,523	44,039	3,696,707	Elected

Edmund C. King	48,342,956	41,606	3,696,707	Elected

John E. Scates	48,384,462	100	3,696,707	Elected

The stockholders also approved the following matters by the votes indicated:

Matter	Votes in Favor	Votes Opposed	Abstentions	Broker Non-Vote
To ratify the selection of Frazier & Deeter to serve as the independent public accountants of the Company for the fiscal year ending December 31, 2017	51,080,760	0	509

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
14.1	Uniroyal Global Engineered Products Revised Code of Business Conduct and Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIROYAL GLOBAL ENGINEERED PRODUCTS, INC.

	By:	/s/ Oliver J. Janney
Date: June 9, 2017		Oliver J. Janney
Secretary and General Counsel